Exhibit 99.2

SERITAGE
GROWTH PROPERTIES

Fourth Quarter 2022
Supplemental Information

Forward-Looking Statements

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of future performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “projects,” “would,” “may” or other similar expressions in the Company’s Annual Report on Form 10-K. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this Annual Report on Form 10-K. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of the Company’s Annual Report on Form 10-K. The following discussion should be read in conjunction with the consolidated financial statements and notes thereto included in Part 1 of the Annual Report.

Financial Information

Summary Information

December 31, 2022

(in thousands, except per share and PSF amounts)

	Quarter Ended December 31,		Year Ended December 31,
Financial Results	2022	2021	2022	2021
Net gain (loss) attributable to Seritage common shareholders	$91,229	$71,721	$(78,845)	$(33,049)
Total NOI	10,233	10,456	43,477	35,517
Net gain (loss) per diluted share attributable to Seritage common shareholders (page 3)	$1.62	$1.64	$(1.59)	$(0.78)
Wtd. avg. diluted shares - EPS	56,466	43,632	49,729	42,393
Stock trading price range	$8.31to$12.45	$12.45to$17.00	$5.21to$14.45	$12.45to$23.22

Consolidated Balance Sheets (unaudited)

December 31, 2022

(in thousands, except share and per share amounts)

	December 31, 2022	December 31, 2021
ASSETS
Investment in real estate
Land	$172,813	$475,667
Buildings and improvements	463,616	994,221
Accumulated depreciation	(57,330)	(154,971)
	579,099	1,314,917
Construction in progress	185,324	381,194
Net investment in real estate	764,423	1,696,111
Real estate held for sale	455,617	—
Investment in unconsolidated entities	382,597	498,563
Cash and cash equivalents	133,480	106,602
Restricted cash	11,459	7,151
Tenant and other receivables, net	41,495	29,111
Lease intangible assets, net	1,791	14,817
Prepaid expenses, deferred expenses and other assets, net	50,859	61,783
Total assets (1)	$1,841,721	$2,414,138

LIABILITIES AND EQUITY
Liabilities
Term loan facility, net	$1,029,754	$1,439,332
Sales-leaseback financing obligations	—	20,627
Accounts payable, accrued expenses and other liabilities	89,368	109,379
Total liabilities (1)	1,119,122	1,569,338

Commitments and contingencies (Note 9)

Shareholders’ Equity
Class A common shares $0.01 par value; 100,000,000 shares authorized; 56,052,546 and 43,632,364 shares issued and outstanding as of December 31, 2022 and December 31, 2021, respectively	561	436
Series A preferred shares $0.01 par value; 10,000,000 shares authorized; 2,800,000 shares issued and outstanding as of December 31, 2022 and December 31, 2021; liquidation preference of $70,000	28	28
Additional paid-in capital	1,360,411	1,241,048
Accumulated deficit	(640,531)	(553,771)
Total shareholders’ equity	720,469	687,741
Non-controlling interests	2,130	157,059
Total equity	722,599	844,800
Total liabilities and equity	$1,841,721	$2,414,138

Consolidated Statements of Operations (unaudited)

December 31, 2022

(in thousands, except per share amounts)

	Quarter Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
REVENUE
Rental income	$22,852	$28,091	$104,609	$115,651
Management and other fee income	91	434	2,446	1,032
Total revenue	22,943	28,525	107,055	116,683
EXPENSES
Property operating	10,233	11,493	41,770	45,007
Real estate taxes	2,894	7,497	23,950	35,256
Depreciation and amortization	9,342	11,570	41,114	51,199
General and administrative	16,638	9,947	47,634	41,949
Litigation settlement	—	—	35,533	—
Total expenses	39,107	40,507	190,001	173,411
Gain on sale of real estate	99,487	156,602	211,936	221,681
(Loss) gain on sale of interests in unconsolidated entities	(538)	—	(677)	—
Impairment of real estate assets	(6,278)	(25,773)	(126,887)	(95,826)
Equity in loss of unconsolidated entities	(3,009)	(202)	(72,080)	(9,226)
Interest and other income	38,690	1,083	37,753	9,285
Interest expense	(19,563)	(26,128)	(86,730)	(107,975)
Gain (loss) before income taxes	92,625	93,600	(119,631)	(38,789)
Income tax expense	(171)	1	(466)	(196)
Net gain (loss)	92,454	93,601	(120,097)	(38,985)
Net gain (loss) attributable to non-controlling interests	—	(20,655)	46,152	10,836
Net gain (loss) attributable to Seritage	$92,454	$72,946	$(73,945)	$(28,149)
Preferred dividends	(1,225)	(1,225)	(4,900)	(4,900)
Net gain (loss) attributable to Seritage common shareholders	$91,229	$71,721	$(78,845)	$(33,049)

Net gain (loss) per share attributable to Seritage Class A common shareholders - Basic	$1.63	$1.64	$(1.59)	$(0.78)
Net gain (loss) per share attributable to Seritage Class A common shareholders - Diluted	$1.62	$1.64	$(1.59)	$(0.78)
Weighted average Class A common shares outstanding - Basic	56,044	43,632	49,729	42,393
Weighted average Class A common shares outstanding - Diluted	56,466	43,632	49,729	42,393

Total Net Operating Income

December 31, 2022

(in thousands)

	Quarter Ended December 31,		Year Ended December 31,
NOI and Total NOI	2022	2021	2022	2021
Net gain (loss)	$92,454	$93,601	$(120,097)	$(38,985)
Termination fee income	—	(388)	(369)	(3,378)
Management and other fee income	(91)	(434)	(2,446)	(1,032)
Depreciation and amortization	9,342	11,570	41,114	51,199
General and administrative expenses	16,638	9,947	47,634	41,949
Litigation settlement	—	—	35,533	—
Equity in loss of Unconsolidated Properties	3,009	202	72,080	9,226
Loss (gain) on sale of interests in Unconsolidated Properties	538	—	677	—
Gain on sale of real estate	(99,487)	(156,602)	(211,936)	(221,681)
Impairment of real estate assets	6,278	25,773	126,887	95,826
Interest and other income	(38,690)	(1,083)	(37,753)	(9,285)
Interest expense	19,563	26,128	86,730	107,975
Income taxes	171	(2)	466	196
Straight-line rent adjustment	176	(236)	(1,271)	(2,269)
Above/below market rental income/expense	48	65	223	176
NOI	$9,949	$8,541	$37,472	$29,917
Unconsolidated entities (1)
NOI of Unconsolidated Properties (2)	1,223	2,193	7,785	6,942
Straight-line rent	(157)	(309)	(1,017)	(885)
Above/below market rental income/expense	5	12	24	131
Termination fee income	(787)	19	(787)	(588)
Total NOI	$10,233	$10,456	$43,477	$35,517

Additional Information

December 31, 2022

(in thousands)

	As of	As of
Debt Summary	December 31, 2022	December 31, 2021
Term Loan Facility (drawn / undrawn)	$1,030,000 / 400,000	$1,440,000 / 400,000
Interest rate / undrawn rate	7.00% / 1.00%	7.00% / 1.00%
Maturity	July 2023	July 2023

Prepaid Expenses, Deferred Expenses and Other Assets
Deferred expenses	$17,367	$20,780
Right of Use Asset	16,161	16,990
Other assets	5,551	9,826
Prepaid insurance	5,492	6,156
Other prepaid expenses	4,133	2,055
FF&E	1,129	4,169
Prepaid real estate taxes	1,026	1,807
Total prepaid expenses, deferred expenses and other assets	$50,859	$61,783

Accounts Payable, Accrued Expenses and Other Liabilities
Accounts payable and accrued expenses	$25,454	$36,022
Accrued development expenditures	37,983	27,198
Accrued real estate taxes	8,638	11,751
Lease liability	5,916	6,543
Prepaid rental income	4,977	6,478
Accrued interest	3,286	4,978
Below-market leases	1,560	3,656
Common and preferred dividends and OP Unit distributions payable	1,554	1,554
Environmental reserve	—	9,477
Deferred maintenance	—	1,722

Total accounts payable, accrued expenses and other liabilities	$89,368	$109,379

Additional Information (cont’d)

December 31, 2022

(in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
Rental Income Detail	2022	2021	2022	2021
Rental income	$19,415	$22,993	$86,415	$90,992
Tenant reimbursements	3,437	4,710	17,824	21,281
Termination income	—	388	370	3,378
Total	$22,852	$28,091	$104,609	$115,651

Select Non-Cash Items
Straight-line rental income
Wholly-owned	$(176)	$236	$1,271	$2,269
Joint ventures	157	309	1,017	885
Total	$(19)	$545	$2,288	$3,154

Net amortization of above/below market rental income/expense
Wholly-owned	$(48)	$(65)	$(223)	$(176)
Joint ventures	(5)	(12)	(24)	(131)
Total	$(53)	$(77)	$(247)	$(307)

Amortization of deferred financing costs	$(105)	$(106)	$(422)	$(422)
Share-based compensation expense	(1,032)	(631)	(2,767)	(1,856)

SNO Lease Summary

Multi-Tenant Retail

The table below provides a summary of all multi-tenant Retail signed leases as of December 31, 2022, including unconsolidated entities at the Company’s proportional share:

(in thousands except number of leases and PSF data)

	Number of	Leased	% of	Gross Annual	% of Total	Gross Annual
Tenant	Leases	GLA	Total GLA	Base Rent	Annual Rent	Rent PSF
In-place leases	137	3,439	77.8%	$57,510	94.5%	$16.72
SNO leases (1)	15	141	3.2%	3,355	5.5%	23.79
Total	152	3,580	81.0%	$60,865	100.0%	$17.00

(1) SNO = signed not yet opened leases.

(in thousands except number of leases and PSF data)	Number of			Annual
	SNO Leases	GLA	ABR	Rent PSF
As of December 31, 2021	25	566	$9,446	$16.69
Opened	(17)	(367)	(5,013)	13.66
Sold / terminated	(4)	(110)	(2,567)	23.34
Change in asset categories	(2)	(32)	(427)	13.34
Signed	13	84	1,930	22.98
Lease amendments	-	-	(14)	N/A
As of December 31, 2022	15	141	$3,355	$23.79

Premier Mixed-Use

The table below provides a summary of all signed leases at Premier assets as of December 31, 2022, including unconsolidated entities at the Company’s proportional share:

(in thousands except number of leases and PSF data)

	Number of	Leased	% of	Gross Annual	% of Total	Gross Annual
Tenant	Leases	GLA	Total GLA	Rent	Annual Rent	Rent PSF
In-place leases	16	43	10.9%	$2,561	14.6%	$59.56
SNO retail leases (1)	27	111	28.2%	8,612	49.2%	77.59
SNO office leases (1)	4	108	27.4%	6,328	36.2%	58.59
Total	47	262	66.5%	$17,501	100.0%	$66.80

(1) SNO = signed not yet opened leases.

Premier Mixed-Use - Retail

(in thousands except number of leases and PSF data)	Number of			Annual
	SNO Leases	GLA	ABR	Rent PSF
As of December 31, 2021	21	137	$8,975	$65.51
Opened	(5)	(5)	(427)	85.40
Sold / terminated	(3)	(47)	(2,213)	47.09
Change in asset categories	(3)	(2)	(200)	100.00
Signed	17	33	2,485	75.30
Lease amendments	-	(5)	(8)	N/A
As of December 31, 2022	27	111	$8,612	$77.59

Premier Mixed-Use - Office

(in thousands except number of leases and PSF data)	Number of			Annual
	SNO Leases	GLA	ABR	Rent PSF
As of December 31, 2021	1	27	$999	$37.00
Signed	3	81	5,330	65.80
As of December 31, 2022	4	108	$6,329	$58.59

Top Tenants

December 31, 2022

(rent in thousands)

The following table lists the top tenants in the portfolio as of December 31, 2022, based on signed leases and including Unconsolidated Properties presented at the Company’s proportional share:

(dollars in thousands)
Tenant	Number of Leases	SF	Total Annual Rent	% of Total Annual Rent	Concepts/Brands
Dick's Sporting Goods	8	$526,593	$9,100	9.7%
Dave & Buster's	7	222,332	6,587	7.0%
Amazon	2	99,193	5,435	5.8%
Round One Entertainment	5	222,649	4,575	4.9%
Nordstrom Rack	4	150,018	3,280	3.5%
Primark	3	115,685	3,129	3.3%
AMC	2	99,218	2,803	3.0%
At Home	4	465,585	2,692	2.9%
Burlington Stores	4	166,874	2,138	2.3%
TJX	7	153,125	1,981	2.1%	TJ Maxx, Marshalls, HomeGoods, HomeSense, Sierra Trading Post
Mixtura	1	22,038	1,820	1.9%
Cinemark	2	59,470	1,746	1.9%
Floor & Décor	1	90,767	1,520	1.6%
Pinstripes	1	26,515	1,482	1.6%
24 Hour Fitness	2	77,646	1,433	1.5%
Vasa Fitness	2	113,586	1,383	1.5%
Whole Foods	2	71,235	1,258	1.3%
Ulta Salon	4	41,781	1,200	1.3%
Bob's Discount Furniture	3	69,596	1,157	1.2%
The Dump	1	139,265	1,114	1.2%
Total	65	2,933,171	55,833	59.5%

Multi-tenant Retail

Consolidated Properties

			Total	In-Place	SNO		Land
Property Address	City	State	GLA (1)	GLA (1)	GLA (1)	Leased (1)	Acres	Significant Tenants (1)
12025 North 32nd Street	Phoenix(3)	AZ	151,200	151,200	-	100.0%	11	At Home
575 Fletcher Parkway	El Cajon	CA	227,300	184,400	-	81.1%	20	Ashley Furniture, Bob's Discount Furniture, Burlington Stores, Extra Space Storage
40710 Winchester Road	Temecula	CA	126,500	112,800	8,000	95.5%	10	Round One Entertainment, Dick's Sporting Goods
145 West Hillcrest Drive	Thousand Oaks	CA	172,000	113,700	-	66.1%	11	Dave & Busters, DSW, Nordstrom Rack
3111 East Colonial Drive	Orlando	FL	107,600	94,300	2,300	89.8%	13	Floor & Décor, Aspen Dental
2300 Tyrone Boulevard North	St. Petersburg	FL	125,700	97,700	28,000	100.0%	13	Dick's Sporting Goods, Five Below, PetSmart, Verizon
2860 South Highland Avenue	Lombard(3)	IL	139,300	139,300	-	100.0%	8	The Dump
7503 West Cermak Road	North Riverside(3)	IL	214,700	163,900	19,700	85.5%	13	Round One Entertainment, Aldi, Blink Fitness, Amita Health
2500 Wabash Avenue	Springfield(3)	IL	119,400	108,000	11,400	100.0%	5	Binny's Beverage Depot, Burlington Stores, Marshalls
4201 Coldwater Road	Ft. Wayne(3)	IN	84,100	76,700	6,200	98.6%	19	Five Below, HomeGoods, Bob's Discount Furniture
101 West Lincoln Highway	Merrillville(3)	IN	171,300	163,000	1,600	96.1%	9	At Home, Dollar Tree
200 Grossman Drive	Braintree	MA	85,100	47,600	37,500	100.0%	34	Nordstrom Rack, Ulta Beauty
4700 2nd Avenue	Kearney(3)	NE	64,900	64,900	-	100.0%	8	Ross Dress for Less, Five Below, Marshall's
1500 South Willow Street	Manchester	NH	105,700	80,400	-	76.1%	11	Dick's Sporting Goods, Dave & Buster's
1640 Route 22	Watchung	NJ	124,900	117,100	7,900	100.1%	12	Cinemark, HomeGoods, Sierra Trading Post, Ulta Beauty, Chick-fil-A , City MD
4000 Jericho Turnpike	East Northport (3)	NY	179,800	167,600	-	93.2%	18	24 Hour Fitness, AMC, At Home
4100 Belden Village Avenue Northwest	Canton(3)	OH	192,300	128,300	10,000	71.9%	19	Dick's Sporting Goods, Dave & Busters
160 North Gulph Road	King of Prussia (2)	PA	208,700	174,500	-	83.6%	14	Dick's Sporting Goods, Primark, Outback Steakhouse, Yardhouse
7801 Rivers Avenue	Charleston	SC	106,200	52,900	-	49.8%	15	Burlington Stores
4570 Poplar Avenue	Memphis(3)	TN	116,000	101,200	8,800	94.8%	11	LA Fitness, Hopdoddy, Nordstrom Rack, Ulta Beauty
12625 North Interstate Highway 35	Austin(3)	TX	52,700	45,000	-	85.4%	13	AMC
12605 North Gessner Road	Houston(3)	TX	134,000	134,000	-	100.0%	11	At Home
201 Central Park Mall	San Antonio(3)	TX	164,600	158,200	-	96.1%	17	Tru Fit, Bed Bath & Beyond, Buy Buy Baby
2010 North Main Street	Layton	UT	82,700	67,500	-	81.6%	7	Vasa Fitness
12000 Fair Oaks Mall	Fairfax	VA	212,700	154,400	-	72.6%	15	Dave & Busters, Dick's Sporting Goods
141 West Lee Highway	Warrenton	VA	71,500	62,400	-	87.3%	9	HomeGoods, Ulta, Five Below
5200 South 76th Street	Greendale(3)	WI	217,600	133,700	-	61.4%	19	Dick's Sporting Goods, Round One Entertainment, TJ Maxx
27001 U.S. 19 North	Clearwater	FL	212,900	75,500	-	35.5%	14	Whole Foods, Nordstrom Rack
1425 Central Avenue	Albany	NY	232,500	59,600	-	25.6%	21	Whole Foods, Ethan Allen
9484 Dyer Street	El Paso(3)	TX	107,800	99,100	-	91.9%	11	dd's Discount, Ross Dress for Less, Five Below, Burlington Stores
53 West Towne Mall	Madison(3)	WI	110,600	110,600	-	100.0%	17	Dave & Busters, Total Wine & More, Hobby Lobby
Total			4,422,300	3,439,500	141,400	81.0%	429

(1) Based on signed leases as of December 31, 2022; GLA presented at the Company’s proportional share

(2) Property is subject to a ground lease

(3) Asset sold subsequent to December 31, 2022.

Residential

Consolidated Properties

			Land	% of Auxiliary	Auxiliary
Property Address	City	State	Acres	Lease SF (1)	SF (1)	Significant Tenants (1)
5261 Arlington Avenue	Riverside - Resi	CA	14	0%	-	n/a
1209 Plaza Drive	West Covina - Resi	CA	8	0%	-	n/a
5261 Arlington Avenue	Riverside - Retail	CA	5	100%	33,200	Bank of America, Aldi
1209 Plaza Drive	West Covina - Retail	CA	7	100%	11,000	VinFast
Total			34		44,200

(1) Based on signed leases as of December 31, 2022; GLA presented at the Company’s proportional share

(2) Riverside & West Covina Retail doesn’t include residential but includes retail leasing that is 100% SRG owned and complementary to the Residential developments at the sites.

Joint Ventures

				Land	% of Auxiliary	Auxiliary
Mall Name	City	State	Joint Venture	Acres	Lease SF (1)	SF (1)	Significant Tenants (1)
Alderwood	Lynnwood (2)	WA	GGP I JV	12	63%	30,500	Dave & Busters, Cheesecake Factory
Total				12		30,500

(1) Based on signed leases as of December 31, 2022; GLA presented at the Company’s proportional share

(2) Indicates assets that are put right eligible as of February 15, 2023

Premier Mixed-Use Properties

Consolidated Properties

			Total	In-Place	SNO		Land
Property Address	City	State	GLA (1)	GLA (1)	GLA (1)	Leased (1)	Acres	Site Opportunities
19505 Biscayne Boulevard	Aventura	FL	216,100	-	136,200	63.0%	13	Retail
5900 Glades Road	Boca Raton	FL	4,200	4,200	-	100.0%	19	Retail
195 North Broadway	Hicksville	NY	7,600	7,600	-	100.0%	30	Retail
13131 Preston Road	Dallas	TX	-	-	-	0.0%	23	Residential, Retail, Office
2200 148th Avenue Northeast	Redmond	WA	7,500	7,500	-	100.0%	15	Residential, Retail, Office
Total			235,400	19,300	136,200	66.1%	100

Joint Ventures

			Total	In-Place	SNO		Land
Property Address	City	State	GLA (1)	GLA (1)	GLA (1)	Leased (1)	Acres	Site Opportunities
302 Colorado Ave	Santa Monica	CA	51,500	-	-	0.0%	3	Residential, Retail, Office
4575 La Jolla Village Dr	San Diego	CA	106,200	23,500	82,700	100.0%	13	Life Sciences / Office, Retail
5901 Duke Street	Alexandria	VA	-	-	-	0.0%	41	Residential
Total			157,700	23,500	82,700	67.3%	57

(1) Based on signed leases as of December 31, 2022; GLA presented at the Company’s proportional share

Other Unconsolidated Entities

Other Joint Ventures

Brookfield Retail Partners (formerly GGP, Inc.) Joint Venture Properties
				Total	In-Place	SNO		Land
Mall Name	City	State	Joint Venture	GLA (1)	GLA (1)	GLA (1)	Leased (1)	Acres	Significant Tenants (1)
Altamonte Mall	Altamonte Springs	FL	GGP II JV	93,500	4,700	-	5.0%	17	n/a
Coastland Center	Naples (2)	FL	GGP II JV	36,300	28,300	8,000	100.0%	12	CMX Cinebistro, Uncle Julio’s
Willowbrook Mall	Wayne (2)	NJ	GGP II JV	132,700	105,200	-	79.3%	41	Cinemark, Dave & Busters, Yardhouse, BJ’s Wholesale
Stonebriar Centre	Frisco	TX	GGP I JV	87,500	6,000	-	6.9%	11	n/a
Total				350,000	144,200	8,000	43.5%	81

Simon Joint Venture Properties
				Total	In-Place	SNO		Land
Mall Name	City	State	Joint Venture	GLA (1)	GLA (1)	GLA (1)	Leased (1)	Acres	Significant Tenants (1)
Santa Rosa Plaza	Santa Rosa	CA	Simon JV	82,700	-	-	0.0%	7	n/a
The Shops at Nanuet	Nanuet	NY	Simon JV	110,700	-	-	0.0%	14	n/a
Barton Creek Square	Austin	TX	Simon JV	82,300	-	-	0.0%	16	n/a
Total				275,700	-	-	0.0%	37

Macerich Joint Venture Properties
				Total	In-Place	SNO		Land
Mall Name	City	State	Joint Venture	GLA (1)	GLA (1)	GLA (1)	Leased (1)	Acres	Significant Tenants (1)
Chandler Fashion Center	Chandler	AZ	Macerich JV	70,300	5,000	32,000	52.6%	10	Firestone
Los Cerritos Center	Cerritos	CA	Macerich JV	138,800	-	-	0.0%	20	n/a
Danbury Fair	Danbury	CT	Macerich JV	88,000	24,700	63,300	100.0%	12	Primark, Target
Freehold Raceway Mall	Freehold	NJ	Macerich JV	68,800	32,700	-	47.5%	10	Primark, Bob's Discount Furniture
Washington Square Mall	Portland	OR	Macerich JV	114,300	-	-	0.0%	4	n/a
Total				480,200	62,400	95,300	32.8%	56

Other
				Total	In-Place	SNO		Land
Property Address	City	State	Joint Venture	GLA (1)	GLA (1)	GLA (1)	Leased (1)	Acres	Significant Tenants (1)
12625 North Interstate Highway 35	Austin	TX	RD Development JV	-	-	-	0.0%	11	n/a
Total				-	-	-	0.0%	11

(1) Based on signed leases as of December 31, 2022; GLA presented at the Company’s proportional share

(2) Indicates assets that are put right eligible as of February 15, 2022

Non-core Properties

Consolidated Properties

			Total	In-Place	SNO		Land
Property Address	City	State	GLA (1)	GLA (1)	GLA (1)	Leased (1)	Acres	Significant Tenants (1)
3930 McCain Boulevard	North Little Rock	AR	177,300	13,000	-	7.3%	15	Aspen Dental, Longhorn Steakhouse
3150 South 4th Avenue	Yuma	AZ	90,100	-	-	0.0%	15	n/a
3751 South Dogwood Road	El Centro	CA	9,700	9,700	-	100.0%	1	n/a
3636 North Blackstone Avenue	Fresno	CA	201,800	43,400	-	21.5%	13	Ross Dress for Less, dd's Discounts
1011 West Olive Avenue	Merced	CA	92,700	-	5,600	6.0%	9	Chilis
1400 East 104th Avenue	Thornton	CO	193,700	61,700	-	31.9%	23	Vasa Fitness
1625 Northwest 107th Avenue	Doral	FL	195,600	-	-	0.0%	13	n/a
733 North Highway 231	Panama City	FL	134,300	-	-	0.0%	15	n/a
7171 North Davis Highway	Pensacola	FL	7,900	7,900	-	100.0%	14	Bubba's 33
4600 1st Avenue Northeast	Cedar Rapids	IA	146,300	-	-	0.0%	12	n/a
5050 South Kedzie Avenue	Chicago	IL	175,900	17,200	-	9.8%	9	Chuck E Cheese
3231 Chicago Road	Steger	IL	101,700	-	-	0.0%	3	n/a
4000 Meadows Lane	Las Vegas	NV	132,600	42,500	-	32.1%	11	Round One Entertainment
5400 Meadowood Mall Circle	Reno	NV	174,900	59,300	-	33.9%	3	Round One Entertainment
317 Greece Ridge Center Drive	Rochester	NY	139,600	-	-	0.0%	14	n/a
600 Lee Boulevard	Yorktown Heights	NY	153,200	38,500	-	25.1%	12	24 Hour Fitness
2700 Miamisburg Centerville Road	Dayton	OH	13,400	13,400	-	100.0%	5	Outback Steakhouse
4400 South Western Avenue	Oklahoma City	OK	147,500	-	-	0.0%	14	n/a
2 Orland Square Drive	Orland Park(2)	IL	202,800	-	-	0.0%	16	n/a
1675 West 49th Street	Hialeah	FL	153,200	-	-	0.0%	15	n/a
4000 North Shepherd	Houston	TX	201,600	-	-	0.0%	12	n/a
2501 Irving Mall	Irving(3)	TX	107,400	12,500	-	11.6%	18	CareNow, Chick-fil-A
8000 West Broward Boulevard	Plantation	FL	204,100	-	49,800	24.4%	18	n/a
15700 Emerald Way	Bowie	MD	126,400	-	-	0.0%	11	n/a
425 Rice Street	St. Paul	MN	201,900	100	-	0.0%	17	n/a
1180 Southeast 82nd Avenue	Happy Valley	OR	139,800	45,000	-	32.2%	12	Dick's Sporting Goods
6301 Northwest Loop 410	Ingram	TX	169,900	-	-	0.0%	12	n/a
6515 East Southern Avenue	Mesa	AZ	136,000	-	-	0.0%	5	n/a
7611 West Thomas Road	Phoenix	AZ	144,500	-	-	0.0%	5	n/a
6950 West 130th Street	Middleburg Heights	OH	369,500	-	-	0.0%	19	n/a
7875 Johnnycake Ridge Road	Mentor	OH	215,300	-	-	0.0%	20	n/a
2800 North Germantown Parkway	Cordova	TN	160,600	-	-	0.0%	12	n/a
100 Inland Center	San Bernardino	CA	264,700	-	-	0.0%	20	n/a
850 Hartford Turnpike	Waterford	CT	149,200	-	-	0.0%	11	n/a
4125 Cleveland Avenue	Ft. Myers	FL	146,800	-	-	0.0%	12	n/a
3800 US Highway 98 North	Lakeland	FL	156,200	-	-	0.0%	12	n/a
14250 Buck Hill Road	Burnsville	MN	167,300	-	-	0.0%	15	n/a
3001 White Bear Avenue North	Maplewood	MN	175,000	-	-	0.0%	14	n/a
7780 W Arrowhead Towne Center	Glendale	AZ	125,000	-	-	0.0%	9	n/a
3207 Solomons Island Road	Edgewater	MD	122,000	-	-	0.0%	14	n/a
Total			6,127,400	364,200	55,400	6.8%	500

(1) Based on signed leases as of December 31, 2022; GLA presented at the Company’s proportional share

(2) Indicates assets that have been sold subsequent to December 31, 2022

(3) Indicates assets with a partial sale subsequent to December 31, 2022

Sold Properties through December 31, 2022

				Full /	Total	In-Place	SNO		2022 Qtr
	Property Address	City	State	Partial Sale	SF (1)	SF (1)	SF (1)	Leased (1)	Sold
1	1420 Travis Boulevard	Fairfield	CA	Full Site	150,013	28,469	3,500	21.3%	Q1
2	700 East Northern Lights Boulevard	Anchorage	AK	Full Site	158,517	133,972	-	84.5%	Q2
3	3101 Northview Drive	Elkhart	IN	Full Site	86,581	86,581	-	100.0%	Q2
4	3408 West Central Avenue	Toledo	OH	Full Site	218,720	-	-	0.0%	Q2
5	4155 State Route 31	Clay	NY	Full Site	146,504	-	-	0.0%	Q2
6	5101 Hinkleville Road	Paducah	KY	Full Site	97,261	64,403	-	66.2%	Q2
7	400 North Best Avenue	Walnutport	PA	Full Site	121,159	-	-	0.0%	Q2
8	195 North Broadway	Hicksville	NY	Partial Site	14,856	14,856	-	100.0%	Q2
9	2100 Southfield Road	Lincoln Park	MI	Full Site	297,905	-	-	0.0%	Q2
10	3001 Iowa Avenue	Riverside (Iowa)	CA	Full Site	132,632	38,132	-	28.8%	Q2
11	200 Town Center East	Santa Maria	CA	Full Site	108,596	-	-	0.0%	Q2
12	4588 Virginia Beach Boulevard	Virginia Beach	VA	Partial Site	7,800	7,800	-	100.0%	Q2
13	2801 West State Street	Olean	NY	Full Site	120,685	55,360	-	45.9%	Q2
14	100 Westminster Mall	Westminster	CA	Full Site	197,904	-	-	0.0%	Q2
15	3700 South Campbell Avenue	Springfield	MO	Full Site	112,900	112,900	-	100.0%	Q3
16	5950 East Broadway Boulevard	Tucson	AZ	Full Site	237,600	50,600	-	21.3%	Q3
17	1675 West 49th Street	Hialeah	FL	Full Site	145,200	-	3,000	2.1%	Q3
18	2700 Miamisburg Centerville Road	Dayton	OH	Partial Site	167,582	-	-	0.0%	Q3
19	1405 South Grand Avenue	Charles City	IA	Full Site	109,900	-	-	0.0%	Q3
20	2307 Superior Street	Webster City	IA	Full Site	41,000	-	-	0.0%	Q3
21	3100 Southwest College Road	Ocala	FL	Full Site	145,900	-	-	0.0%	Q3
22	650 Bald Hill Road	Warwick	RI	Full Site	130,900	123,100	-	94.0%	Q3
23	2760 I-75 Business Spur	Sault Ste. Marie	MI	Full Site	98,500	-	-	0.0%	Q3
24	1560 US 31 South	Manistee	MI	Full Site	107,800	-	-	0.0%	Q3
25	1855 Main Street	Ramona	CA	Full Site	122,000	14,700	-	12.0%	Q3
26	417 Main Street	Madawaska	ME	Full Site	55,000	-	-	0.0%	Q3
27	171 Delaware Avenue	Sidney	NY	Full Site	113,300	-	-	0.0%	Q3
28	32123 Gratiot Avenue	Roseville	MI	Full Site	364,300	154,600	-	42.4%	Q3
29	2180 Tully Road	San Jose	CA	Full Site	260,100	-	-	0.0%	Q3
30	1401 Greenbrier Parkway	Chesapeake	VA	Full Site	179,300	-	-	0.0%	Q3
31	1325 Broadway	Saugus	MA	Full Site	211,500	-	-	0.0%	Q3
32	50 Fox Run Road	Portsmouth	NH	Full Site	129,700	-	-	0.0%	Q3
33	5901 Florin Road	Florin	CA	Full Site	245,600	-	-	0.0%	Q3
34	3295 East Main Street	Ventura	CA	Full Site	183,100	-	14,100	7.7%	Q3
35	2250 El Mercado Loop	Sierra Vista	AZ	Full Site	95,500	-	-	0.0%	Q3
36	5715 Johnston Street	Lafayette	LA	Full Site	196,000	-	-	0.0%	Q3
37	20700 South Avalon Boulevard	Carson	CA	Full Site	36,400	21,900	5,000	73.9%	Q3
38	Vintage Faire Mall	Modesto	CA	Full Site	60,200	40,300	-	66.9%	Q3
39	Chandler Fashion Center	Deptford	NJ	Full Site	95,900	74,600	-	77.8%	Q3
40	Briarwood	Ann Arbor	MI	Full Site	85,300	-	-	0.0%	Q3

(1) Based on signed leases as of December 31, 2022; GLA presented at the Company’s proportional share

Sold Properties through December 31, 2022 (continued)

				Full /	Total	In-Place	SNO		2022 Qtr
	Property Address	City	State	Partial Sale	SF (1)	SF (1)	SF (1)	Leased (1)	Sold
41	Woodland Hills Mall	Tulsa	OK	Full Site	75,100	-	-	0.0%	Q3
42	126 Shawan Road	Cockeysville	MD	Full Site	80,100	65,600	-	81.9%	Q3
43	1445 New Britain Ave	West Hartford	CT	Full Site	81,100	58,700	1,900	74.7%	Q3
44	Natick Collection	Natick	MA	Full Site	95,400	44,300	-	46.4%	Q3
45	3010 Fort Campbell Boulevard	Hopkinsville	KY	Full Site	85,100	64,600	-	75.9%	Q4
46	4400 South Western Avenue	Oklahoma City	OK	Partial Site	50,326	50,326	-	100.0%	Q4
47	8201 South Tamiami Trail	Sarasota	FL	Full Site	217,000	-	-	0.0%	Q4
48	10700 Biscayne Boulevard	North Miami	FL	Full Site	129,300	129,300	-	100.0%	Q4
49	2300 Tyrone Boulevard North	St. Petersburg	FL	Partial Site	2,900	2,900	-	100.0%	Q4
50	20701 Southwest 112th Avenue	Miami	FL	Full Site	178,300	-	-	0.0%	Q4
51	200 Eastview Mall	Victor(1)	NY	Full Site	139,700	119,600	-	85.6%	Q4
52	5901 Florin Road	Florin(1)	CA	Full Site	245,600	-	-	0.0%	Q4
53	400 Calle Betances	Caguas	PR	Full Site	138,800	-	-	0.0%	Q4
54	Plaza Carolina Station	Carolina	PR	Full Site	194,300	-	-	0.0%	Q4
55	77 Rockingham Park Boulevard	Salem	NH	Full Site	233,000	123,800	-	53.1%	Q4
56	4588 Virginia Beach Boulevard	Virginia Beach	VA	Full Site	124,200	124,200	-	100.0%	Q4
57	1700 North Main Street	Salinas	CA	Full Site	138,400	-	3,300	2.4%	Q4
58	5900 Sunrise Mall	Citrus Heights	CA	Full Site	281,300	-	-	0.0%	Q4
59	2308 Highway 45 North	Columbus	MS	Full Site	121,900	-	-	0.0%	Q4
60	3111 East Colonial Drive	Orlando	FL	Partial Site	107,600	-	-	0.0%	Q4
61	310 Daniel Webster Highway	Nashua	NH	Full Site	166,300	-	-	0.0%	Q4
62	2300 Tyrone Boulevard North	St. Petersburg	FL	Partial Site	6,050	6,050	-	100.0%	Q4
63	19563 Coastal Highway	Rehoboth Beach	DE	Full Site	101,900	75,900	26,000	100.0%	Q4
64	10785 West Colfax Avenue	Lakewood	CO	Full Site	164,000	-	-	0.0%	Q4
65	1191 Galleria Boulevard	Roseville	CA	Full Site	122,700	107,800	-	87.9%	Q4
66	300 Baybrook Mall	Friendswood	TX	Full Site	165,800	-	-	0.0%	Q4
67	3340 Mall Loop Drive	Joliet	IL	Full Site	-	-	-	0.0%	Q4
68	1302 Bridford Parkway	Greensboro	NC	Full Site	168,200	168,200	-	100.0%	Q4
69	3801B Clemson Boulevard	Anderson	SC	Full Site	117,100	117,100	-	100.0%	Q4
70	3100 Washtenaw Road	Ypsilanti	MI	Full Site	91,700	91,700	-	100.0%	Q4
71	72880 Highway 111	Palm Desert	CA	Full Site	136,400	-	-	0.0%	Q4
72	3751 South Dogwood Road	El Centro	CA	Partial Site	130,221	-	-	0.0%	Q4
73	42126 Big Bear Boulevard	Big Bear Lake	CA	Full Site	92,600	4,000	-	4.3%	Q4
	Total				9,772,012	2,376,349	56,800	24.9%

(1) Based on signed leases as of December 31, 2022; GLA presented at the Company’s proportional share

REA Status by Sites and Category

	No / Expired REA	Expires in <5 years	Expires in >5 years	Total
Multi-Tenant Retail	11	1	19	31
Premier Mixed-use	6	1	1	8
Residential	3	-	2	5
Other Unconsolidated Entities	1	-	12	13
Non-Core Properties	12	3	24	39
Total	33	5	58	96
% of Total	34%	5%	60%	100%

Non-GAAP Financial Measures

The Company makes reference to NOI and Total NOI which are financial measures that include adjustments to accounting principles generally accepted in the United States (“GAAP”).

Neither of NOI or Total NOI are measures that (i) represent cash flow from operations as defined by GAAP; (ii) are indicative of cash available to fund all cash flow needs, including the ability to make distributions; (iii) are alternatives to cash flow as a measure of liquidity; or (iv) should be considered alternatives to net income (which is determined in accordance with GAAP) for purposes of evaluating the Company’s operating performance. Reconciliations of these measures to the respective GAAP measures the Company deems most comparable have been provided in the tables accompanying this press release.

Net Operating Income (“NOI”) and Total NOI

NOI is defined as income from property operations less property operating expenses. Other real estate companies may use different methodologies for calculating NOI, and accordingly the Company’s depiction of NOI may not be comparable to other real estate companies. The Company believes NOI provides useful information regarding Seritage, its financial condition, and results of operations because it reflects only those income and expense items that are incurred at the property level.

The Company also uses Total NOI, which includes its proportional share of unconsolidated properties. This form of presentation offers insights into the financial performance and condition of the Company as a whole given the Company’s ownership of unconsolidated properties that are accounted for under GAAP using the equity method.

The Company also considers NOI and Total NOI to be a helpful supplemental measure of its operating performance because it excludes from NOI variable items such as termination fee income, as well as non-cash items such as straight-line rent and amortization of lease intangibles.